                                                               Exhibit 10(i)C(3)


================================================================================



     731 Commercial LLC and 731 RESIDENTIAL LLC, each a Delaware limited liability company, together as mortgagor
                                                     (Mortgagor)


                                       to


                        BAYERISCHE HYPO- UND VEREINSBANK,
                   AG, NEW YORK BRANCH, as Agent, as mortgagee
                                                     (Mortgagee)

                           --------------------------


                       CONSOLIDATED, AMENDED AND RESTATED
           BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND
                      SECURITY AGREEMENT (SERIES NO. 1)

                          --------------------------


                        Dated:      As of July 3, 2002


                        Location:   731 Lexington Avenue
                                    New York, New York


                        County:     New York County


                        PREPARED BY AND UPON
                        RECORDATION RETURN TO:

                        Cadwalader, Wickersham & Taft
                        100 Maiden Lane
                        New York, New York 10038
                        Attention: John M. Zizzo



================================================================================

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----
                         Article 1 - GRANTS OF SECURITY

Section 1.1   Property Mortgaged.......................................       2
Section 1.2   Assignment of Rents......................................       6
Section 1.3   Security Agreement.......................................       6
Section 1.4   Fixture Filing...........................................       7
Section 1.5   Pledges of Monies Held...................................       7


                   Article 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1   Debt.....................................................       8
Section 2.2   Other Obligations........................................       8
Section 2.3   Debt and Other Obligations...............................       8


                         Article 3 - MORTGAGOR COVENANTS

Section 3.1   Payment of Debt..........................................       8
Section 3.2   Incorporation by Reference...............................       8
Section 3.3   Insurance................................................       8
Section 3.4   Maintenance of Property..................................       8
Section 3.5   Waste....................................................       9
Section 3.6   Payment for Labor and Materials..........................       9
Section 3.7   Performance of Other Agreements..........................       9
Section 3.8   Change of Name, Identity or Structure....................      10


                      Article 4 - OBLIGATIONS AND RELIANCES

Section 4.1   Relationship of Mortgagor and Mortgagee..................      10
Section 4.2   No Reliance on Mortgagee.................................      10
Section 4.3   No Mortgagee Obligations.................................      10
Section 4.4   Reliance.................................................      11


                         Article 5 - FURTHER ASSURANCES

Section 5.1   Recording of Security Instrument, etc....................      11
Section 5.2   Further Acts, etc........................................      11
Section 5.3   Changes in Tax, Debt, Credit and Documentary Stamp Laws..      12
Section 5.4   Splitting of Mortgage....................................      12
Section 5.5   Replacement Documents....................................      13

                       Article 6 - DUE ON SALE/ENCUMBRANCE

Section 6.1   Mortgagee Reliance.......................................      13
Section 6.2   No Transfer..............................................      13
Section 6.3   Transfer Defined.........................................      13
Section 6.4   Mortgagee's Rights.......................................      13


                 Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1   Remedies.................................................      14
Section 7.2   Application of Proceeds..................................      16
Section 7.3   Right to Cure Defaults...................................      17
Section 7.4   Actions and Proceedings..................................      17
Section 7.5   Recovery of Sums Required to Be Paid.....................      17
Section 7.6   Examination of Books and Records.........................      17
Section 7.7   Other Rights, Etc........................................      17
Section 7.8   Right to Release Any Portion of the Property.............      18
Section 7.9   Intentionally Omitted....................................      18
Section 7.10  Recourse and Choice of Remedies..........................      18
Section 7.11  Right of Entry...........................................      19


                              Article 8 - RESERVED



                           Article 9 - INDEMNIFICATION

Section 9.1   General Indemnification..................................      19
Section 9.2   Mortgage and/or Intangible Tax...........................      20
Section 9.3   ERISA Indemnification....................................      20
Section 9.4   Duty to Defend; Attorneys' Fees and Other Fees and
               Expenses................................................      21


                              Article 10 - WAIVERS

Section 10.1  Waiver of Counterclaim...................................      22
Section 10.2  Marshalling and Other Matters............................      22
Section 10.3  Waiver of Notice.........................................      22
Section 10.4  Waiver of Statute of Limitations.........................      22
Section 10.5  Survival.................................................      22
Section 10.6  Insurance, Casualty and Condemnation.....................      23


                       Article 11 - INTENTIONALLY OMITTED



                              Article 12 - NOTICES



                           Article 13 - APPLICABLE LAW

Section 13.1  GOVERNING LAW............................................      23
Section 13.2  Usury Laws...............................................      25
Section 13.3  Provisions Subject to Applicable Law.....................      25


                            Article 14 - DEFINITIONS



                      Article 15 - MISCELLANEOUS PROVISIONS

Section 15.1  No Oral Change...........................................      26
Section 15.2  Successors and Assigns...................................      26
Section 15.3  Inapplicable Provisions..................................      26
Section 15.4  Headings, etc............................................      26
Section 15.5  Number and Gender........................................      26
Section 15.6  Subrogation..............................................      26
Section 15.7  Entire Agreement.........................................      27
Section 15.8  Limitation on Mortgagee's Responsibility.................      27
Section 15.9  Building Loan Agreement..................................      27
Section 15.10 Limitation on Liability..................................      27


                    Article 16 - STATE-SPECIFIC PROVISIONS

Section 16.1  Principles of Construction...............................      27
Section 16.2  Commercial Property......................................      27
Section 16.3  Maximum Debt Secured.....................................      28
Section 16.4  Insurance Proceeds.......................................      28
Section 16.5  Trust Fund...............................................      28
Section 16.6  Section 291f Agreement...................................      28
Section 16.7  Power of Sale............................................      29

EXHIBIT A - LEGAL DESCRIPTION

                       CONSOLIDATED, AMENDED AND RESTATED
           BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND
                       SECURITY AGREEMENT (SERIES NO. 1)

      THIS CONSOLIDATED, AMENDED AND RESTATED BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (SERIES NO. 1) (this "SECURITY INSTRUMENT") is made as of this 3rd day of July, 2002, by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC, each a Delaware limited liability company, and each having its principal place of business at c/o Alexander's, Inc., 888 Seventh Avenue, New York, New York 10019, together as mortgagor (together, "MORTGAGOR") for the benefit of Bayerische Hypo- Und Vereinsbank, AG, New York Branch ("HVB"), a bank organized under the laws of the Federal Republic of Germany, having an address at 150 East 42nd Street, New York, New York 10017, as agent ("AGENT") for itself and other co-lenders that may exist from time to time (together with HVB, collectively "LENDER"), as mortgagee ("MORTGAGEE").

      This Security Instrument consolidates, amends and restates in their entirety the mortgages described on the Schedule of Mortgages attached hereto and made a part hereof which are each now held by Agent (the "PRIOR Mortgages"), to form a single lien in the consolidated principal sum of $55,500,000.00.

                              W I T N E S S E T H:

      WHEREAS, this Security Instrument is given to secure a building loan (the "BUILDING LOAN") in the principal sum of FIFTY FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($55,500,000.00) as is stated in that certain Building Loan Agreement dated as of the date hereof between Mortgagor and Mortgagee (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "BUILDING LOAN AGREEMENT") and evidenced by those certain Consolidated, Amended and Restated Building Loan Notes in the aggregate principal amount of the Building Loan, dated the date hereof, made by Mortgagor to each Lender according to their respective Ratable Shares (such Building Loan Notes, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter collectively referred to as the "BUILDING LOAN NOTE");

      WHEREAS, Mortgagor desires to secure the payment of the Debt and the performance of all of its obligations under the Building Loan Note, the Building Loan Agreement and the other Building Loan Documents; and

      WHEREAS, this Security Instrument is given pursuant to the Building Loan Agreement, and payment, fulfillment, and performance by Mortgagor of its obligations thereunder and under the other Building Loan Documents are secured hereby, and each and every term and provision of the Building Loan Agreement and the Building Loan Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Building Loan Agreement, the Building Loan Note, this Security Instrument, that certain Assignment of Leases and Rents (Building Loan) of even date herewith made by Mortgagor in favor of Mortgagee (the

"ASSIGNMENT OF LEASES") and all other documents evidencing or securing the Debt or delivered in connection with the making of and pertaining to the Building Loan are hereinafter referred to collectively as the "BUILDING LOAN DOCUMENTS").

      NOW THEREFORE, in consideration of the making of the Building Loan by Lenders and the covenants, agreements, representations and warranties set forth in this Security Instrument:

                         Article 1 - GRANTS OF SECURITY

      SECTION 1.1 PROPERTY MORTGAGED . Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Mortgagee and its successors and assigns the following property, rights, interests and estates, whether now owned or hereafter acquired by Mortgagor, (collectively, the "PROPERTY"):

      (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "LAND");

      (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

      (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "IMPROVEMENTS");

      (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

      (e) Equipment. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "EQUIPMENT"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Mortgagor shall have any right or interest therein;

      (f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "FIXTURES"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Mortgagor shall have any right or interest therein;

      (g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Mortgagor and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "PERSONAL PROPERTY"), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

      (h) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into by Mortgagor or Mortgagor's predecessors in interest, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE") (collectively, the "LEASES") and all right, title and interest of Mortgagor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the

Improvements whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

      (i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

      (j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies owned by Mortgagor covering the Property, including, without limitation, the right to receive and apply the proceeds of any such insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

      (k) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

      (l) Rights. The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

      (m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into by Mortgagor or Mortgagor's predecessors in interest, and all rights therein and thereto now owned or hereafter acquired by Mortgagor, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

      (n) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles that are now owned or hereafter acquired by Mortgagor and relating to or used in connection with the operation of the Property;

      (o) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise;

      (p) Transferable Development Rights. All right, title and interest of Mortgagor in and to (i) that certain original Certificate of Eligibility for Zoning Bonus, dated June 26, 2002 issued by the City of New York Department of Housing Preservation and Development under Docket Number LIH #66, in favor of 731 Residential LLC, evidencing a zoning bonus of 78,024 square feet (site of affordable units: 351-353 East 61st Street, New York, New York), (ii) that certain original Certificate of Eligibility for Zoning Bonus, dated June 26, 2002 issued by the City of

New York Department of Housing Preservation and Development under Docket Number LIH #66, in favor of 731 Residential LLC, evidencing a zoning bonus of 3,064 square feet, which is in addition to and not in lieu of any portion of the 78,024 square foot zoning bonus referred to in subsection (i) of this Section 1.1(p) (site of affordable units: 351-353 East 61st Street, New York, New York),
(iii) that certain original Certificate of Eligibility for Zoning Bonus, dated June 26, 2002 issued by the City of New York Department of Housing Preservation and Development under Docket Number LIH #66, in favor of 731 Residential LLC, evidencing a zoning bonus of 16,284 square feet, which is in addition to and not in lieu of any portion of the 78,024 square foot zoning bonus referred to in subsection (i) of this Section 1.1(p) and/or the 3,064 square foot zoning bonus referred to in subsection (ii) of this Section 1.1(p) (site of affordable units:
351-353 East 61st Street, New York, New York), (iv) that certain original Certificate of Eligibility for Zoning Bonus, dated June 26, 2002 issued by the City of New York Department of Housing Preservation and Development under Docket Number LIH #77, in favor of 731 Residential LLC, evidencing a zoning bonus of 42,507 square feet (site of affordable units: 346-348 East 21st Street, New York, New York) and (v) any further certificates of eligibility for zoning bonus that may be issued at any time during the term of the Loan by the City of New York Department of Housing Preservation and Development in favor of 731 Commercial LLC or 731 Residential LLC, provided that Mortgagor shall have the right to sell a portion of the aforementioned Certificates of Eligibility for Zoning Bonus to the extent (and after) it acquires any "Certificates of Eligibility for Zoning Bonus" in excess of the total "Bonus Area" required for the Improvements;

      (q) Contracts to Acquire Transferable Development Rights. All right, title and interest of Mortgagor in and to any contracts entered into by 731 Commercial LLC or 731 Residential LLC at any time during the term of the Loan to acquire any certificates of eligibility for zoning bonus issued by the City of New York Department of Housing Preservation and Development;

      (r) Rights to Acquire Transferable Development Rights. All right, title and interest of Mortgagor in and to any rights of 731 Commercial LLC or 731 Residential LLC to acquire any certificates of eligibility for zoning bonus issued by the City of New York Department of Housing Preservation and Development which may arise out of or be related in any way to the right, title and interest of Mortgagor in the collateral described in Section 1.1(p) and (q) above;

      (s) 421-a Negotiable Certificates. All right, title and interest of Mortgagor in and to that certain Negotiable Certificate of Eligibility (the "421-A NEGOTIABLE CERTIFICATES"), issued June 26, 2002 by the City of New York Department of Housing Preservation and Development under Docket Number LIH #72, with Gerard Court Associates, LLC, as "Developer", and 731 Residential LLC, as "Benefit Transferor", providing for 290 market rate units (having an average size of 1200 square feet) to be eligible for 421-a Tax Benefits (site of affordable units: Gerard Court Project - 1070 & 1080 River Avenue; 1075 Gerard Avenue, The Bronx), provided that Mortgagor shall have the right to sell a portion of the 421-a Negotiable Certificates which exceeds the number of 421-a Negotiable Certificates that Mortgagor needs in order to maintain a partial exemption of the entire residential portion of the Improvements from New York real estate taxes for a ten (10) year period commencing after the completion of the Improvements;

      (t) Option Agreement. Any option rights granted to an optionee pursuant to that certain Option Agreement dated as of August 1, 2001 by and between 59th Street Corporation, as optionor, and Seven Thirty One Limited Partnership, as optionee;

      (u) Inclusionary Air Rights Purchase Agreement. All right, title and interest of Mortgagor in and to that certain Inclusionary Air Rights Purchase Agreement (the "AIR RIGHTS PURCHASE AGREEMENT"), dated as of June 10, 2002, between 175 Lexington LLC, as seller, and 59th Street Corporation, as purchaser, as transferred by 59th Street Corporation to 731 Residential LLC, providing for the purchase of a total of 31,885 square feet of "Floor Area Development Rights", subject to the terms and conditions of said Air Rights Purchase Agreement; and

      (v) Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (u) above.

      AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the "REAL PROPERTY") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and mortgaged hereby.

      Notwithstanding the foregoing, if the Property is converted to the condominium form of ownership at any time during the term of the Loan and any Residential Unit is released from the lien of this Security Instrument in accordance with the Building Loan Agreement, the definition of "PROPERTY" shall be deemed to exclude any such Residential Unit described in and released pursuant to any such recorded partial release of mortgage.

      SECTION 1.2 ASSIGNMENT OF RENTS. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of Mortgagor's right, title and interest in and to all current and future Leases and Rents; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this Security Instrument, Mortgagee grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

      SECTION 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property. By executing and delivering this Security Instrument, Mortgagor hereby grants to Mortgagee, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code

(said portion of the Property so subject to the Uniform Commercial Code being called the "COLLATERAL"). If an Event of Default shall occur and be continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee after the occurrence and during the continuance of an Event of Default, Mortgagor shall, at its expense, assemble the Collateral and make it available to Mortgagee at a convenient place (at the Land if tangible property) reasonably acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. The principal place of business of Mortgagor (Debtor) is as set forth on page one hereof and the address of Mortgagee (Secured Party) is as set forth on page one hereof.

      SECTION 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

      SECTION 1.5 PLEDGES OF MONIES HELD. Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter held by Mortgagee or on behalf of Mortgagee in connection with the Building Loan, including, without limitation, any Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

      TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever;

      PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Building Loan Note, the Building Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Building Loan Note, the Building Loan Agreement and the other Building Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Mortgagor's obligation to indemnify and hold harmless Mortgagee pursuant to the provisions hereof shall survive any such payment or release.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

      SECTION 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

      SECTION 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

      (a) the performance of all other obligations of Mortgagor contained herein;

      (b) the performance of each obligation of Mortgagor contained in the Building Loan Agreement and any other Building Loan Document; and

      (c) the performance of each obligation of Mortgagor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Building Loan Note, the Building Loan Agreement or any other Building Loan Document.

      SECTION 2.3 DEBT AND OTHER OBLIGATIONS. Mortgagor's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."

                         Article 3 - MORTGAGOR COVENANTS

      Mortgagor covenants and agrees that:

      SECTION 3.1 PAYMENT OF DEBT. Mortgagor will pay the Debt at the time and in the manner provided in the Building Loan Agreement, the Building Loan Note and this Security Instrument.

      SECTION 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Building Loan Agreement, (b) the Building Loan Note and (c) all and any of the other Building Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

      SECTION 3.3 INSURANCE. Mortgagor shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Mortgagor and the Property as required pursuant to the Building Loan Agreement.

      SECTION 3.4 MAINTENANCE OF PROPERTY. Mortgagor shall cause the Property to be maintained in a good and safe condition and repair. Subject to the terms of the Building Loan Agreement, the Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the

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Equipment or the Personal Property, tenant finish and refurbishment of the
Improvements) without the consent of Mortgagee. Subject to the terms of the Building Loan Agreement, Mortgagor shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

      SECTION 3.5 WASTE. Mortgagor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Mortgagor will not, without the prior written consent of Mortgagee, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof, provided that the foregoing prohibition shall not prevent Mortgagor from excavating the Property for the express purpose of constructing the Improvements thereon.

      SECTION 3.6 PAYMENT FOR LABOR AND MATERIALS. (a) Mortgagor will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("LABOR AND MATERIAL COSTS") incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof other than any Permitted Encumbrance, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

      (a) After prior written notice to Mortgagee, Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Building Loan Agreement, the Building Loan Note, this Security Instrument or any of the other Building Loan Documents, (ii) Mortgagor is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Mortgagor and from the Property or Mortgagor shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Mortgagor shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Mortgagee to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

      SECTION 3.7 PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall observe and perform each and every term, covenant and provision to be observed or performed by Mortgagor pursuant to the Building Loan Agreement, any other Building Loan Document and any other

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agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto in the time, manner and as otherwise required under such Building Loan Document, agreement or recorded instrument.

      SECTION 3.8 CHANGE OF NAME, IDENTITY OR STRUCTURE. Mortgagor shall not change Mortgagor's name, identity (including its trade name or names) or, if not an individual, Mortgagor's corporate, partnership or other structure except as expressly permitted under the Building Loan Agreement without first (a) notifying Mortgagee of such change in writing at least thirty (30) days prior to the effective date of such change; (b) taking all action reasonably required by Mortgagee for the purpose of perfecting or protecting the lien and security interest of Mortgagee; and (c) in the case of a change in Mortgagor's structure other than as expressly permitted under the Building Loan Agreement, without first obtaining the prior written consent of Mortgagee. Mortgagor shall promptly notify Mortgagee in writing of any change in its organizational identification number. If Mortgagor does not now have an organizational identification number and later obtains one, Mortgagor shall promptly notify Mortgagee in writing of such organizational number. Mortgagor shall execute and deliver to Mortgagee, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change reasonably required by Mortgagee to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Mortgagee, Mortgagor shall execute a certificate in form reasonably satisfactory to Mortgagee listing the trade names under which Mortgagor intends to operate the Property, and representing and warranting that Mortgagor does business under no other trade name with respect to the Property.

                      Article 4 - OBLIGATIONS AND RELIANCES

      SECTION 4.1 RELATIONSHIP OF MORTGAGOR AND MORTGAGEE. The relationship between Mortgagor, on the one hand, and Mortgagee and/or Lender, on the other, is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Building Loan Agreement, the Building Loan Note, this Security Instrument and the other Building Loan Documents shall be construed so as to deem the relationship between Mortgagor, on the one hand, and Mortgagee and/or Lender, on the other, to be other than that of debtor and creditor.

      SECTION 4.2 NO RELIANCE ON MORTGAGEE. The principals of the members of Mortgagor are experienced in the ownership and operation of properties similar to the Property, and Mortgagor and Mortgagee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Mortgagor is not relying on Mortgagee's or any Lender's expertise, business acumen or advice in connection with the Property.

      SECTION 4.3 NO MORTGAGEE OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(h) and (m) or Section 1.2, Mortgagee is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

      (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee or Lender pursuant to this Security Instrument, the Building Loan Agreement, the Building Loan Note or the other Building Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Mortgagee nor Lender shall be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee or Lender.

      SECTION 4.4 RELIANCE. Mortgagor recognizes and acknowledges that in accepting the Building Loan Agreement, the Building Loan Note, this Security Instrument and the other Building Loan Documents, Mortgagee and Lender are expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 3.1 of the Building Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Mortgagee; that such reliance existed on the part of Mortgagee and Lender prior to the date hereof, that the warranties and representations are a material inducement to Agent and Lender in entering into the Building Loan Agreement and to Lender in making the Building Loan; and that Mortgagee would not be willing to make the Building Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Section 3.1 of the Building Loan Agreement.

                         Article 5 - FURTHER ASSURANCES

      SECTION 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Mortgagor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Building Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Building Loan Note, this Security Instrument, the other Building Loan Documents, any Building Loan Note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

      SECTION 5.2 FURTHER ACTS, ETC. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements (including, without limitation, initial financing statements and amendments thereto and continuation statements) with or without the signature of Mortgagor as authorized by applicable law, to evidence more effectively the security interest of Mortgagee in the Property. Mortgagor also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto and continuation statements, if filed prior to the date of this Security Instrument. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this Section 5.2. To the extent not prohibited by applicable law, Mortgagor hereby ratifies all acts Mortgagee has lawfully done in the past or shall lawfully do or cause to be done in the future by virtue of such power of attorney.

      SECTION 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any.

      (a) Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

      (b) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Building Loan Note, this Security Instrument, or any of the other Building Loan Documents or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

      SECTION 5.4 SPLITTING OF MORTGAGE. This Security Instrument and the Building Loan Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Mortgagee at any time after the occurrence of an Event of Default, be split or divided into two or more Building Loan Notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Mortgagor, upon written request of Mortgagee, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Mortgagee and/or its designee or designees substitute Building Loan Notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Building Loan Note, and containing terms, provisions and clauses similar to those contained herein and in the Building Loan Note, and such other documents and instruments as may be required by Mortgagee.

      SECTION 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Mortgagee as to the loss, theft, destruction or mutilation of the Building Loan Note or any other Building Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Building Loan Note or other Building Loan Document, Mortgagor will issue, in lieu thereof, a replacement Building Loan Note or other Building Loan Document, dated the date of such lost, stolen, destroyed or mutilated Building Loan Note or other Building Loan Document in the same principal amount thereof and otherwise of like tenor.

                       Article 6 - DUE ON SALE/ENCUMBRANCE

      SECTION 6.1 MORTGAGEE RELIANCE. Mortgagor acknowledges that Mortgagee and Lender have examined and relied on the experience of Mortgagor and its general partners, members, principals and (if Mortgagor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Building Loan , and will continue to rely on Mortgagor's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Mortgagor acknowledges that Mortgagee and Lender have a valid interest in maintaining the value of the Property so as to ensure that, should Mortgagor default in the repayment of the Debt or the performance of the Other Obligations, Mortgagee can recover the Debt by a sale of the Property.

      SECTION 6.2 NO TRANSFER. Mortgagor shall not permit or suffer any Transfer to occur, unless permitted by the Building Loan Agreement or unless Mortgagee shall consent thereto in writing.

      SECTION 6.3 TRANSFER DEFINED. As used in this Article 6 "TRANSFER" shall mean any voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of: (a) all or any part of the Property or any estate or interest therein including, but not be limited to, (i) an installment sales agreement wherein Mortgagor agrees to sell the Property or any part thereof for a price to be paid in installments, (ii) an agreement by Mortgagor leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder and its affiliates or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; (b) any ownership interest in (i) Mortgagor or (ii) any indemnitor or guarantor of any Obligations or (iii) any corporation, partnership, limited liability company, trust or other entity owning, directly or indirectly, any interest in Mortgagor or any indemnitor or guarantor of any Obligations; or (c) the control of, or the right or power to control, the day-to-day management and operations of the Property.

      SECTION 6.4 MORTGAGEE'S RIGHTS. Without obligating Mortgagee to grant any consent under Section 6.2 hereof which Mortgagee may grant or withhold in its sole discretion, Mortgagee reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Building Loan Agreement, the Building Loan Note or the other Building Loan Documents; (b) an assumption of the Building Loan Agreement, the Building

Loan Note, this Security Instrument and the other Building Loan Documents as so modified by the proposed transferee; (c) payment of all of Mortgagee's expenses incurred in connection with such transfer; (d) the delivery of a nonconsolidation opinion reflecting the proposed transfer satisfactory in form and substance to Mortgagee; (e) if the ownership interests proposed to be transferred relate to any entity to which Section 3.1.24 of the Building Loan Agreement is applicable, the proposed transferee's continued compliance with the representations and covenants set forth in Section 3.1.24 of the Building Loan Agreement and, with respect to any proposed transfer, the proposed transferee's continued compliance with the representations and covenants set forth in Section
4.2.11 of the Building Loan Agreement; (f) the delivery of evidence satisfactory to Mortgagee that the single purpose nature and bankruptcy remoteness of Mortgagor, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of Mortgagee; (g) the proposed transferee's ability to satisfy Mortgagee's then-current underwriting standards; or (h) such other conditions as Mortgagee shall determine in its reasonable discretion to be in the interest of Mortgagee, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Building Loan and the Property. Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Mortgagee's consent. This provision shall apply to every Transfer, other than any Transfer permitted pursuant to the Building Loan Agreement, regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous Transfer.

                 Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

      SECTION 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

      (a) declare the entire unpaid Debt to be immediately due and payable;

      (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, in each case as determined by Mortgagee. Mortgagor recognizes and agrees that the parcels making up the Land are integrated one with the other and it is intended that they be developed with one building as one integrated project and Mortgagee is making the loan secured hereby on that basis; for this reason, Mortgagee shall have the right to have a sale as one parcel and Mortgagor agrees to same and waives all rights to object to same and all rights to the marshalling of assets and collateral for the loan secured hereby;

      (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

      (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

      (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Building Loan Note, the Building Loan Agreement or in the other Building Loan Documents;

      (f) recover judgment on the Building Loan Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Building Loan Documents;

      (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor, indemnitor with respect to the Building Loan or of any Person liable for the payment of the Debt;

      (h) the license granted to Mortgagor under Section 1.2 hereof shall automatically be revoked and Mortgagee may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Mortgagor;
(vi) require Mortgagor to vacate and surrender possession of the Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees;

      (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Mortgagor at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

      (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Building Loan Agreement, this Security Instrument or any other Building Loan Document to the payment of the following items in any order in its uncontrolled discretion:

            (i) Taxes and Other Charges;

            (ii) Insurance Premiums;

            (iii) Interest on the unpaid principal balance of the Building Loan Building Loan Note;

            (iv) Amortization of the unpaid principal balance of the Building Loan Building Loan Note;

            (v) All other sums payable pursuant to the Building Loan Note, the Building Loan Agreement, this Security Instrument and the other Building Loan Documents, including without limitation advances made by Mortgagee pursuant to the terms of this Security Instrument;

      (k) pursue such other remedies as Mortgagee and/or Lender may have under applicable law; or

      (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Mortgagee shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

      SECTION 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Mortgagee pursuant to the Building Loan Note, this Security Instrument or the other Building Loan Documents, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

      SECTION 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Building Loan Documents and shall be immediately due and payable upon demand by Mortgagee therefor.

      SECTION 7.4 ACTIONS AND PROCEEDINGS. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect its interest in the Property.

      SECTION 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a Default or Defaults by Mortgagor existing at the time such earlier action was commenced (provided that prior to the commencement of such subsequent action, the same shall have become an Event of Default).

      SECTION 7.6 EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable notice, Mortgagee, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Mortgagor which reflect upon its financial condition, at the Property or at any office regularly maintained by Mortgagor where the books and records are located. Mortgagee and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Mortgagee, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Mortgagor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Mortgagor where the books and records are located. This Section 7.6 shall apply throughout the term of the Building Loan Note and without regard to whether an Event of Default has occurred or is continuing.

      SECTION 7.7 OTHER RIGHTS, ETC. (a) The failure of Mortgagee or Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Building Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Building Loan Note or the other Building Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Building Loan Note, this Security Instrument or the other Building Loan Documents.

      (a) It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Mortgagee shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Mortgagee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Mortgagee's possession.

      (b) Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Security Instrument. The rights of Mortgagee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

      SECTION 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

      SECTION 7.9  INTENTIONALLY OMITTED.

      SECTION 7.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument or the Building Loan Agreement, following an Event of Default, Mortgagee and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Mortgagor contained in Sections 9.2 and 9.3 herein without first resorting to or exhausting any security or collateral and without first having recourse to the Building Loan Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Mortgagee commences a foreclosure action against the Property, Mortgagee is entitled to pursue a deficiency judgment with respect to such obligations against Mortgagor with respect to the Building Loan. The provisions of Sections 9.2 and 9.3 herein are exceptions to any non-recourse or exculpation provisions in the Building Loan Agreement, the Building Loan Note, this Security Instrument or the other Building Loan Documents, and Mortgagor with respect to the Building Loan are fully and personally liable for the obligations pursuant to Sections 9.2 and 9.3 herein. The liability of Mortgagor with respect to the Building Loan pursuant to Sections 9.2 and 9.3 herein is not limited to the original principal amount of the Building Loan Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Mortgagee from foreclosing or exercising any other rights and remedies pursuant to the Building Loan Agreement, the Building Loan Note, this Security Instrument and the other Building Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Mortgagor pursuant to Sections 9.2 and 9.3 herein, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Mortgagee shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in the Environmental Indemnity.

      SECTION 7.11 RIGHT OF ENTRY. Subject to the rights of Tenants under Leases at the Property, upon reasonable notice to Mortgagor, Mortgagee and its agents shall have the right to enter and inspect the Property at all reasonable times.

                              Article 8 - RESERVED

                           Article 9 - INDEMNIFICATION

      SECTION 9.1.GENERAL INDEMNIFICATION. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties (other than for income or franchise taxes of Mortgagee) and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Building Loan Note, the Building Loan Agreement, this Security Instrument, or any other Building Loan Documents; (c) any and all lawful action that may be taken by Mortgagee in connection with the enforcement of the provisions of this Security Instrument or the Building Loan Agreement or the Building Loan Note or any of the other Building Loan Documents, whether or not suit is filed in connection with same, or in connection with Mortgagor, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Mortgagor to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 9; (k) any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone claiming through Mortgagor which may be payable in connection with the funding of the Building Loan; or (m) any misrepresentation made by Mortgagor in this Security Instrument or any other Building Loan Document; provided, however, that Borrower shall not be liable for the payment of any such Losses to any Indemnified Party to the extent such Losses arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party. Any amounts payable to Mortgagee by reason of the application of this Section 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Mortgagee until paid. For purposes of this Article 9, the term "INDEMNIFIED PARTIES" means Mortgagee, each Lender, each participant in the Loan, any Person who is or will have been involved in the servicing of the Building Loan secured hereby, persons and entities who may hold or acquire or will have held a full or partial interest in the Building Loan secured hereby (including, but not limited to, custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Building Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Building Loan, whether during the term of the Building Loan or as a part of or following a foreclosure of the Building Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Mortgagee's or any Indemnified Parties' assets and business).

      SECTION 9.2.MORTGAGE AND/OR INTANGIBLE TAX. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Building Loan Note or any of the other Building Loan Documents, but excluding any Excluded Taxes (as defined in the Building Loan Agreement).

      SECTION 9.3.ERISA INDEMNIFICATION. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited Building Loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Mortgagee's sole discretion) that Mortgagee and/or Lender may incur, directly or indirectly, as a result of a default under Sections 3.1.8 and 4.2.11 of the Building Loan Agreement.

      SECTION 9.4.DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND Expenses. In case any claim, action or proceeding (a "CLAIM") is brought against an Indemnified Party in respect of which indemnification may be sought by such Indemnified Party pursuant hereto, Mortgagee shall give prompt written notice thereof to Mortgagor, which notice shall include all documents and information in the possession of or under the control of Mortgagee and such Indemnified Party relating to such Claim and shall specifically state that indemnification for such Claim is being sought under this Article 9; provided, however, that the failure of Mortgagee to so notify Mortgagor shall not limit or affect such Indemnified Party's rights to be indemnified pursuant to this Article 9 except to the extent Mortgagor is materially prejudiced by such failure. Upon receipt of such notice of Claim (together with such documents and information from Mortgagee and such Indemnified Party), Mortgagor shall, at its sole cost and expense, in good faith defend any such Claim with counsel reasonably satisfactory to Mortgagee and such Indemnified Party (it being understood that counsel selected by Mortgagor's insurance carrier shall be deemed to be acceptable to Mortgagee and such Indemnified Party, provided such insurer is an acceptable insurer under the Loan Documents or otherwise was accepted by Mortgagee as an insurer), which counsel may, without limiting the rights of Mortgagee and such Indemnified Party pursuant to the next succeeding sentence of this Section 9.4, also represent Mortgagor in such investigation, action or proceeding. In the alternative, such Indemnified Party may elect to conduct its own defense through counsel of its own choosing and at the reasonable expense of Mortgagor, if (A) such Indemnified Party reasonably determines that the conduct of its defense by Mortgagor could be materially prejudicial to its interests,
(B) Mortgagor refuses to defend, or (C) Mortgagor shall have failed, in such Indemnified Party's reasonable judgment, to defend the Claim in good faith (unless such Claim is being defended by Mortgagor's insurance carrier, provided such insurer is an acceptable insurer under the Loan Documents or otherwise was accepted by Mortgagee as an insurer). Mortgagor may settle any Claim against such Indemnified Party without such Indemnified Party's consent, provided (i) such settlement is without any liability, cost or expense whatsoever to such Indemnified Party, (ii) the settlement does not include or require any admission of liability or culpability by such Indemnified Party under any federal, state or local statute or regulation, whether criminal or civil in nature and (iii) Mortgagor obtains an effective written release of liability for such Indemnified Party from the party to the Claim with whom such settlement is being made, which release must be reasonably acceptable to such Indemnified Party, and a dismissal with prejudice with respect to all claims made by the party against such Indemnified Party in connection with such Claim. Mortgagee and such Indemnified Party shall reasonably cooperate with Mortgagor, at Mortgagor's sole cost and expense, in connection with the defense or settlement of any Claim in accordance with the terms hereof. If Mortgagor refuses to defend any Claim or fails to defend such Claim in good faith (other than a Claim that is being defended by Mortgagor's insurance carrier, provided such insurer is an acceptable insurer under the Loan Documents or otherwise was accepted by Mortgagee as an insurer) and such Indemnified Party elects to defend such Claim by counsel of its own choosing Mortgagor shall be responsible for any good faith settlement of such Claim entered into by such Indemnified Party. If such Indemnified Party reasonably determines that the conduct of its defense by Mortgagor could be materially prejudicial to its interests and elects to defend such Claim by counsel of its own choosing, Mortgagor shall be responsible for any reasonable settlement of such Claim entered into by such Indemnified Party. Except as provided in the preceding two (2) sentences, no Indemnified Party may pay or settle any Claim and seek reimbursement therefor under this Section 9.4. Nothing contained herein shall be construed as requiring Mortgagee or any Indemnified Party to expend funds or incur costs to defend any Claim in connection with the matters for which Mortgagee or any Indemnified Party is entitled to indemnification pursuant to this Article 9. The obligations of Mortgagor hereunder shall specifically include the obligation to expend its own funds, to incur costs in its own name and to perform all actions as may be necessary to protect Mortgagee or any other Indemnified Party from the necessity of expending its own funds, incurring cost or performing any actions in connection with the matters for which Mortgagee or such other Indemnified Party is entitled to indemnification hereunder.

                              Article 10 - WAIVERS

      SECTION 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee arising out of or in any way connected with this Security Instrument, the Building Loan Agreement, the Building Loan Note, any of the other Building Loan Documents, or the Obligations.

      SECTION 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

      SECTION 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee or Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Mortgagee or Lender to Mortgagor and except with respect to matters for which Mortgagee or Lender is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

      SECTION 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

      SECTION 10.5 SURVIVAL. The indemnifications made pursuant to Section 9.3 herein and the representations and warranties, covenants, and other obligations arising under the

Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Mortgagee's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Mortgagee's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Building Loan Agreement, the Building Loan Note or any of the other Building Loan Documents, any transfer of all or any portion of the Property (whether by Mortgagor or by Mortgagee following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Building Loan Agreement, the Building Loan Note or the other Building Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Mortgagor from the obligations pursuant hereto.

      SECTION 10.6 INSURANCE, CASUALTY AND CONDEMNATION. If the Property and the Improvements are at any time during the term of the Loan subject to the condominium form of ownership pursuant to Article 9-B of the New York Real Property Law (as the same may from time to time be amended, supplemented or modified, the "CONDOMINIUM LAW"), then for so long as none of the units created by said condominium form of ownership (the "CONDOMINIUM UNITS") have been sold by Mortgagor and released from the lien of this Security Instrument by Mortgagee, the provisions of the Building Loan Documents pertaining to insurance, Casualty and Condemnation, including, without limitation, Article V of the Building Loan Agreement, shall apply to the entire Property, notwithstanding the submission of the Property and Improvements to the condominium form of ownership pursuant to the Condominium Law. Without limiting the generality of the foregoing, for so long as none of the Condominium Units have been sold by Mortgagor and released from the lien of this Security Instrument by Mortgagee, Mortgagor (a) to the extent permitted by applicable law, irrevocably waives any applicable law (including, without limitation, Section 339-cc of the Condominium Law) which grants to the board of managers and/or the owners of the Condominium Units rights in the event of a casualty which are inconsistent with the provisions of the Loan Documents and (b) expressly agrees to the application of the Net Proceeds and Awards in accordance with the terms and conditions of Article V of the Building Loan Agreement.

                       Article 11 - INTENTIONALLY OMITTED

                              Article 12 - NOTICES

      All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Building Loan Agreement.

                           Article 13 - APPLICABLE LAW

      Section 13.1 GOVERNING LAW. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MORTGAGOR AND ACCEPTED BY MORTGAGEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE BUILDING LOAN NOTE SECURED HEREBY WERE

DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER BUILDING LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL BUILDING LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT OR THE OTHER BUILDING LOAN DOCUMENTS, AND THIS SECURITY INSTRUMENT AND THE OTHER BUILDING LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MORTGAGEE OR MORTGAGOR ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT MORTGAGEE'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND MORTGAGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MORTGAGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
MORTGAGOR DOES HEREBY DESIGNATE AND APPOINT

                  PROSKAUER ROSE LLP
                  1585 BROADWAY
                  NEW YORK, NEW YORK  10036
                  ATTENTION: LAWRENCE J. LIPSON, ESQ.

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO MORTGAGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MORTGAGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MORTGAGOR (I) SHALL GIVE PROMPT NOTICE TO MORTGAGEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER,
(II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

      SECTION 13.2 USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Mortgagor and Mortgagee are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Mortgagee shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Mortgagor to Mortgagee, and (c) if through any contingency or event, Mortgagee receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Mortgagor to Mortgagee, or if there is no such indebtedness, shall immediately be returned to Mortgagor.

      SECTION 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                            Article 14 - DEFINITIONS

      All capitalized terms not defined herein shall have the respective meanings set forth in the Building Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "MORTGAGEE" shall mean "Mortgagee and any successor Agent under the Building Loan Agreement," the word "LENDER" shall mean each Lender and each and any subsequent holder(s) of the Building Loan Note or any part thereof," the word "BUILDING LOAN NOTE" shall mean "the Building Loan Note and any other evidence of indebtedness secured by this Security Instrument," the word "PROPERTY" shall include any portion of the Property and any interest therein, and the phrases "ATTORNEYS' FEES", "LEGAL FEES" and "COUNSEL FEES" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      Article 15 - MISCELLANEOUS PROVISIONS

      SECTION 15.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      SECTION 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

      SECTION 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Building Loan Agreement, the Building Loan Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Building Loan Agreement, the Building Loan Note and this Security Instrument shall be construed without such provision.

      SECTION 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      SECTION 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      SECTION 15.6 SUBROGATION. If any or all of the proceeds of the Building Loan Note have been used to purchase, extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to the rights to recover the principal amount of such indebtedness, and to enforce the liens on the Property that secure such indebtedness, that have been heretofore held by, or in favor of, the holder of such indebtedness, and such former rights are not waived but rather are continued in full force and effect in favor of Mortgagee and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Mortgagor's obligations hereunder, under the Building Loan Agreement, the Building Loan Note and the other Building Loan Documents and the performance and discharge of the Other Obligations.

      SECTION 15.7 ENTIRE AGREEMENT. The Building Loan Note, the Building Loan Agreement, this Security Instrument and the other Building Loan Documents constitute the entire understanding and agreement between Mortgagor, Mortgagee and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect thereto. Mortgagor hereby acknowledges that, except as incorporated in writing in the Building Loan Note, the Building Loan Agreement, this Security Instrument and the other Building Loan Documents, there are not, and were not, and no persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Building Loan Note, the Building Loan Agreement, this Security Instrument and the other Building Loan Documents.

      SECTION 15.8 LIMITATION ON MORTGAGEE'S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee or Lender, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Mortgagee a "mortgagee in possession."

      SECTION 15.9 BUILDING LOAN AGREEMENT. This Security Instrument is made pursuant to a Building Loan Agreement between the Mortgagor, Mortgagee and Lenders bearing even date herewith, intended to be filed in the Office of the Clerk of the County in which the Property is located on or before the date of the recording of this Security Instrument and this Security Instrument is subject to all of the provisions of the Building Loan Agreement including, without limitation, the provisions thereof entitling Mortgagee to declare the entire indebtedness secured hereby to be immediately due and payable following an Event of Default, all of which provisions are incorporated herein with the same force and with like effect as if they were fully set forth herein at length and made a part hereof.

      SECTION 15.10 LIMITATION ON LIABILITY. Notwithstanding anything to the contrary contained herein, except as provided in any Guaranty or in the Environmental Indemnity, no direct or indirect member of Mortgagor, nor any principal, director, officer or employee of any such member shall have any personal liability under this Security Instrument.

                     Article 16 - STATE-SPECIFIC PROVISIONS

      Section 16.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 16 shall control and be binding.

      SECTION 16.2 COMMERCIAL PROPERTY. Mortgagor represents that this Security Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

      SECTION 16.3 MAXIMUM DEBT SECURED. Notwithstanding anything contained herein to the contrary, the maximum amount of principal indebtedness secured by said mortgage at execution or which under any contingency may become secured hereby at any time hereafter is $55,500,000.00 plus all amounts expended by Mortgagee, after default by the Mortgagor hereunder, to enforce, defend and/or maintain the lien of said mortgage or to protect the property encumbered by said mortgage, or the value thereof, including, without limitation, all amounts in respect of insurance premiums, legal fees and all real estates taxes, charges or assessments imposed by law upon said premises, or any other amount, cost or charge to which the Lenders may become subrogated upon payment as a result of Mortgagor's failure to pay as required by the terms of said mortgage plus all accrued but unpaid interest on the obligations secured hereby.

      SECTION 16.4 INSURANCE PROCEEDS. In the event of any conflict, inconsistency or ambiguity between the provisions of Section 16.3 hereof and the provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of
Section 16.3 hereof shall control.

      SECTION 16.5 TRUST FUND. Pursuant to Section 13 of the lien law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

      SECTION 16.6      SECTION 291F AGREEMENT.

      (a) Borrower hereby covenants and agrees with the Mortgagee that, except as otherwise set forth in the Building Loan Agreement, without the written consent of the Mortgagee first had and obtained, the Borrower will not accept any surrender, cancellation, abridgment or modification of any of the terms, covenants and conditions of any Major Lease, and will not accept prepayments of installments of rent to become due thereunder for more than one (1) month in advance, except to the extent that such cancellation, abridgment, modification or prepayment is presently expressly permitted to a Tenant under the provisions of its respective Major Lease. For purposes of this Section 16.6, the term "MAJOR LEASE" shall mean (a) with respect to any Lease for office space at the Property, any Lease that (i) covers 25,000 square feet or more at the Property,
(ii) is made with a Tenant that is a Tenant under another Lease at the Property or that is an Affiliate of any other Tenant under a Lease at the Property, if the Leases together cover 25,000 square feet or more at the Property or (iii) does not comply with the Leasing Parameters (as defined in the Building Loan Agreement) applicable to office leases, and (b) with respect to any Lease for retail space at the Property, any Lease that (i) covers 15,000 square feet or more at the Property, (ii) is made with a Tenant that is a Tenant under another Lease at the Property or that is an Affiliate of any other Tenant under a Lease at the Property, if the Leases together cover 15,000 square feet or more at the Property or (iii) does not comply with the Leasing Parameters applicable to retail leases.

      (b) This Security Instrument is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Mortgagor shall (unless such notice is contained in such tenant's Lease) deliver notice of this Security Instrument in form and substance acceptable to

Agent, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of Section 291-f. Mortgagor shall request the recipient of any such notice to acknowledge the receipt thereof.

      SECTION 16.7 POWER OF SALE. In addition to any other remedies provided to Mortgagee hereunder, pursuant to the Building Loan Agreement or the other Loan Documents, upon the occurrence of an Event of Default, to the extent permitted by applicable law, Agent may sell or offer for sale the Property in such portions, order and parcels as Agent may determine, with or without having first taken possession of same, in accordance with the terms and provisions of Article 14 of the New York Real Property Actions and Proceedings Law.

                         [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Mortgagor as of the day and year first above written.



                             731 COMMERCIAL LLC, a Delaware limited
                             liability company



                             By: 731 Commercial Holding LLC, member



                                   By: Alexander's Inc., member




                                      By: /s/ Joseph Macnow
                                          -------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice President-
                                                 Finance and Administration



                             731 RESIDENTIAL LLC, a Delaware limited
                             liability company



                             By: 731 Commercial Holding LLC, member



                                   By: Alexander's Inc., member




                                      By: /s/ Joseph Macnow
                                          -------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice President-
                                                 Finance and Administration



                             BAYERISCHE HYPO- UND VEREINSBANK, AG NEW
                             YORK BRANCH,  as Agent




                             By: /s/ Robert Dowling
                                 -----------------------------------------
                                Name:   Robert Dowling
                                Title:  Managing Director




                             By: /s/ Anthony Mugno
                                 -----------------------------------------
                                 Name:  Anthony Mugno
                                 Title: Director

                                 ACKNOWLEDGMENT




STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)


On the ___ day of July 2002, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.







                                      ----------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement




STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)


On the ___ day of July 2002, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.







                                      ----------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement

STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)


On the ___ day of July 2002, before me, the undersigned, personally appeared Robert Dowling, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.







                                      ----------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement




STATE OF NEW YORK)
                                      SS.:
COUNTY OF NEW YORK)


On the ___ day of July 2002, before me, the undersigned, personally appeared Anthony Mugno, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.







                                      ----------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                               RESIDENTIAL PARCEL


ALL THAT CERTAIN volume of space, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE, westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.


                                COMMERCIAL PARCEL

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of East 58th Street with the easterly side of Lexington Avenue;

RUNNING THENCE northerly, along the easterly line of Lexington Avenue 200 feet 10 inches to the corner formed by the intersection of the southerly line of East 59th Street with the easterly line of Lexington Avenue;

THENCE easterly, along the southerly line of East 59th Street, 420 feet 0 inches to the corner formed by the intersection of the southerly line of East 59th Street with the westerly line of Third Avenue;

THENCE southerly, along the westerly line of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of the northerly line of East 58th Street with the westerly line of Third Avenue;

THENCE westerly, along the northerly line of East 58th Street, 420 feet to the point or place of BEGINNING.

LESS AND EXCEPT:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                              SCHEDULE OF MORTGAGES



(1) Mortgage, Assignment of Leases and Security Agreement made by Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - to - First Fidelity Bank (NA), in the amount of $30,000,000.00, dated as of 3/15/95 and recorded on 3/20/95 in Reel 2192
      Page 1291, which mortgage was modified by Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - and - First Union National Bank (formerly known as Fidelity Bank, N.A.), dated as of 3/15/98 and recorded on 2/16/99 in Reel 2819 Page 1988 and which mortgage was severed and modified by Note and Mortgage Modification and Severance Agreement made between Alexander's of Fordham Road Inc., Alexander's Inc., Alexander's of Third Avenue Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey Inc. -and- First Union National Bank, (formerly known as Fidelity Bank, National Association) dated as of 6/18/98 and recorded on 9/10/98 in Reel 2703 Page 1797, which severs the note and mortgage into a mortgage on premises in Kings County in the sum of $10,000,000 and the remaining note in the sum of $20,000,000 continues to be secured by mortgage 1, which mortgage was further modified and extended by Mortgage Modification and Extension Agreement between Alexander's of Fordham Road Inc., Alexander's Inc., Alexander's of Third Avenue Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey Inc. -and- First Union National Bank, (formerly known as Fidelity Bank, National Association) dated as of 3/29/99, recorded 4/20/99 in Reel 2859 Page 174, which mortgage was further modified by Modification and Extension Agreement made between Alexander's of Fordham Road, Inc., Alexander's Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's Department Stores of New Jersey, Inc. -and- First Union National Bank formerly known as First Fidelity Bank, National Association, dated as of 4/14/00 and recorded on 4/3/01 in Reel 3265 Page 1882 and which mortgage was further modified and extended by Mortgage Modification and Extension Agreement made between Alexander's Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's Department Stores of New Jersey, Inc. -and- First Union National Bank formerly known as First Fidelity Bank, National Association, dated as of 4/27/01 and recorded on 5/21/01 in Reel 3291 Page 1269, and which mortgage modified and extended by Mortgage Modification and Extension Agreement made between Alexander's Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's

                             Schedule of Mortgages-1
      of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., 59th Street Corporation. -and- First Union National Bank formerly known as First Fidelity Bank, National Association, dated as of 3/15/02 and to be recorded in the Office of the Register of the City of New York, County of New York, on June 24, 2002 in Reel 3545 Page 2045 which mortgages covered other properties and which other properties were released from the mortgages by Release dated the 3rd day of July, 2002 and to be recorded in the Office of the Register of the City of New York, County of Kings, Queens and The Bronx, and which mortgage was assigned to the Insured by virtue of an Assignment of mortgage dated the 3rd day of July, 2002 from Wachovia Bank, National Association, f/k/a First Union National Bank, f/k/a First Fidelity Bank, National Association, and to be recorded in the Office of the Register of the City of New York, County of New York.

(2) Mortgage made by Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - to - Vornado Lending Corp., in the amount of $45,000,000.00, dated as of 3/15/95 and recorded on 3/22/95 in Reel 2193 Page 966 and which mortgage was modified and extended by Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - and Vornado Lending LLC, formerly known as Vornado Lending Corp., dated as of 3/15/98 and recorded on 2/16/99 in Reel 2819 Page 1998 and which mortgage was modified and extended by Second Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - and - Vornado Lending LLC (formerly known as Vornado Lending Corp.), dated as of 3/29/99 and recorded on 4/20/99 in Reel 2859 Page 251, and which mortgage was further modified and extended by Third Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc. -and- Vornado Lending L.L.C. (formerly known as Vornado Lending Corp.) dated as of 3/15/00 and recorded on 1/11/01 in Reel 3220 Page 2176, which mortgage was assigned to the Insured by virtue of an Assignment of Mortgage dated the 3rd day of July, 2002, from Vornado Lending, L.L.C. f/k/a Vornado Lending Corp. and to be recorded in the Office of the Register of the City of New York, County of New York.

(3) Gap Mortgage in the sum of $500,000. dated the 3rd day of July, 2002, by and between 731 Commercial LLC and 731 Residential LLC, as mortgagor and the Insured, as mortgagee and to be recorded in the Office of the Register of the City of New York, County of New York.


                             Schedule of Mortgages-2